UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2009
UAL Corporation
United Air Lines, Inc.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-06033 001-11355	36-2675207 36-2675206

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL	60601

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 997-8000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
UAL Corporation (together with its consolidated subsidiaries, (“UAL”) is a holding company and its principal, wholly-owned subsidiary is United Air Lines, Inc. (together with its consolidated subsidiaries, “United”). We sometimes use the words “we,” “our,” “us,” and the “Company” in this Form 8-K for disclosures that relate to both UAL and United.
This Current Report on Form 8-K is being filed to update the historical financial statements included in UAL’s and United’s combined Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) to reflect changes to the Company’s accounting for convertible debt and earnings (loss) per share due to the adoption of new accounting standards that required retrospective adoption as described below. The financial statements presented herein also include a balance sheet reclassification of the Company’s fuel derivative settlement payables consistent with the reclassification disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009.
The Company adopted FASB Staff Position No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“APB 14-1”) and FASB Staff Position No. EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities (“EITF 03-6-1”) effective January 1, 2009, both of which required retrospective application. APB 14-1 requires the issuer of certain convertible debt instruments that may be settled in cash (or other assets) on conversion to separately account for the liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. The Company has two currently outstanding convertible debt instruments that are impacted by APB 14-1. Upon the original issuance of these two debt instruments in 2006, the Company recorded the net debt obligation as long-term debt in accordance with applicable accounting standards at that time. To adopt APB 14-1, effective January 1, 2009, the Company estimated the fair value, as of the date of issuance, of its two applicable convertible debt instruments as if the instruments were issued without the conversion options. The difference between the fair value and the principal amounts of the instruments was $254 million. This amount was retrospectively applied to the Company’s financial statements from the issuance date of the debt instruments in 2006, and was retrospectively recorded as a debt discount and as a component of equity. The discount is being amortized over the expected five-year life of the notes resulting in non-cash increase to interest expense in historical and future periods. The Company has revised its presentation of its convertible debt and related interest expense to reflect this change and has retrospectively adjusted all comparative prior period information on this basis.
EITF 03-6-1 clarifies that instruments granted in share-based payment transactions that are considered to be participating securities prior to vesting should be included in the earnings allocation under the two-class method of calculating earnings per share. The Company determined that its restricted shares granted under UAL’s share-based compensation plans are participating securities because the restricted shares participate in dividends.
The Company is filing this Current Report on Form 8-K to reflect the impact of the adoption of these standards on previously issued financial statements. This will permit the Company to incorporate these financial statements by reference in future SEC filings. The impact of the adoption of these standards is reflected in the following sections of the Company’s 2008 Form 10-K, which have been revised and are included as Exhibit 99.1 and Exhibits 12.1 and 12.2 to this Current Report on Form 8-K.
•	Part II, Item 6. Selected Financial Data
•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
•	Part II, Item 8. Financial Statements and Supplementary Data
•	Schedule II. Valuation and Qualifying Accounts
•	Exhibits 12.1 and 12.2. Computation of Ratio of Earnings to Fixed Charges and Computation of Ratio of Earnings to Fixed Charges and Preferred Stock Requirements

The financial statement footnotes in Item 8 that were impacted by the adoption of these accounting standards include:
Note 1 — Summary of Significant Accounting Policies;
Note 6 — UAL Per Share Amounts;
Note 8 — Income Taxes;
Note 10 — Segment Information;
Note 12 — Debt Obligations and Card Processing Agreements;
Note 13 — Fair Value Measurements and Derivative Instruments;
Note 16 — Statement of Consolidated Cash Flows — Supplemental Disclosures; and
Note 22 — UAL Selected Quarterly Financial Data (Unaudited).
As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Company’s 2008 Form 10-K remains unchanged. No other modifications have been made in this Current Report on Form 8-K to change or update disclosures in the Company’s 2008 Form 10-K except as described above. Information in the Company’s 2008 Form 10-K not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Company’s 2008 Form 10-K with the Securities and Exchange Commission on March 2, 2009. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Company’s 2008 Form 10-K.
The Company’s cash obligations have not changed as a result of the Company’s adoption of these new standards. For additional information related to the Company’s cash obligations, see the Company’s schedule of material contractual obligations on page 24 of Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits

Exhibits

12.1	UAL Corporation Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

12.2	United Air Lines, Inc. Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

23.1	Consent of Independent Registered Public Accounting Firm for UAL Corporation

23.2	Consent of Independent Registered Public Accounting Firm for United Air Lines, Inc.

99.1
Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data and Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2008 and 2007 and the eleven months ended December 31, 2006 (Successor Company) and January 2006 (Predecessor Company)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION
/s/ Kathryn A. Mikells
Name:	Kathryn A. Mikells
Title:	Senior Vice President and Chief Financial Officer
Date: May 4, 2009

EXHIBIT INDEX

Exhibit

12.1	UAL Corporation Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

12.2	United Air Lines, Inc. Computation of Ratio of Earnings to Fixed Charges and Ratio of Earnings to Fixed Charges and Preferred Stock Dividend Requirements

23.1	Consent of Independent Registered Public Accounting Firm for UAL Corporation

23.2	Consent of Independent Registered Public Accounting Firm for United Air Lines, Inc.

99.1
Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data and Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 2008 and 2007 and the eleven months ended December 31, 2006 (Successor Company) and January 2006 (Predecessor Company)